UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 15, 2013

Glacier Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Montana	000-18911	81-0519541
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

49 Commons Loop Kalispell, MT	59901
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (406) 756-4200

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 15, 2013, Glacier Bancorp, Inc. and Wheatland Bankshares, Inc. issued a joint press release in connection with the pending merger (the "Merger") of Wheatland Bankshares, Inc. with and into Glacier Bancorp, Inc., announcing the election deadline of May 23, 2013, for Wheatland Bankshares Multiple Capacity Owners to elect to allocate the cash and Glacier common stock merger consideration to be received upon consummation of the merger among the Multiple Capacity Shares within the ownership group of such Multiple Capacity Owners. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Statements Regarding Forward-Looking Information

This Current Report on Form 8-K may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include but are not limited to statements about the benefits of the business combination transaction involving Glacier Bancorp, Inc. and Wheatland Bankshares, Inc., including future financial and operating results, the combined company's plans, objectives, expectations and intentions, and other statements that are not historical facts. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those projected, including but not limited to the following: the possibility that the merger does not close when expected or at all because required regulatory, shareholder or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all; the risk that the benefits from the transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Glacier and Wheatland Bankshares operate; the ability to promptly and effectively integrate the businesses of Glacier Bank and First State Bank; the reaction to the transaction of the companies' customers, employees, and counterparties; and the diversion of management time on merger-related issues. Readers are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date on which they are made and reflect management's current estimates, projections, expectations and beliefs. Glacier undertakes no obligation to publicly revise or update the forward-looking statements to reflect events or circumstances that arise after the date of this release. For more information, see the risk factors described in Glacier's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission (the "SEC")

Additional Information about the Merger and Where to Find It

In connection with the Merger, Glacier filed with the SEC a Registration Statement on Form S-4 that includes a Proxy Statement of Wheatland Bankshares, Inc. and a Prospectus of Glacier Bancorp, Inc., as well as other relevant documents concerning the proposed transaction. Shareholders of Wheatland Bankshares, Inc. are urged to read the Registration Statement and the Proxy Statement/Prospectus regarding the transaction and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. The Proxy Statement/Prospectus and other relevant materials (when they become available) filed with the SEC may be obtained free of charge at the SEC's Website at http://www.sec.gov.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release issued May 15, 2013

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Glacier Bancorp, Inc. (Registrant)
May 15, 2013 (Date)	/s/ MICHAEL J. BLODNICK Michael J. Blodnick President and Chief Executive Officer